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Exhibit 10.1

APPENDIX A

CARTER'S, INC.
AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

1.     Definitions.

        Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.     Purpose.

        The purpose of this amended and restated Plan is to advance the interests of the Company by enhancing the ability of the Company and its subsidiaries to attract and retain able Employees and Directors; to reward such individuals for their contributions; and to encourage such individuals to take into account the long-term interests of the Company and its subsidiaries by providing for the grant to Participants of Stock-based incentive Awards.

3.     Administration.

        The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator will exercise its discretion consistent with qualifying the Award for that exception. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4.     Effective Date and Term of Plan.

        The Plan was originally adopted on August 15, 2001 and was approved by stockholders on August 15, 2001. The Plan was amended, restated and renamed on October 10, 2003, and approved by stockholders on October 10, 2003, prior to the Company's initial public offering, and subsequently at the Company's 2004 annual meeting of stockholders on May 14, 2004. The provisions of this amendment and restatement of the Plan, including without limitation the increase in the number of shares available to be delivered under Awards, shall become effective on the date on which this amendment and restatement is approved by the stockholders of the Company. Except as hereinafter provided, any Award made prior to stockholder approval of the amendment and restatement set forth herein shall be subject to the terms of the Plan as in effect prior to such amendment and restatement. Notwithstanding the foregoing, an Award may be made under the terms of this amendment and restatement of the Plan but prior to stockholder approval of such amendment and restatement if the Award is conditioned upon such approval.

        No ISOs may be granted under the Plan after August 15, 2011.

5.     Shares Subject to the Plan.

  (a)
  Number of Shares.    The aggregate maximum number of shares of Stock that may be delivered in satisfaction of Awards under the Plan shall be 5,744,196. For the avoidance of doubt, if any Award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such Award was not exercised shall be available for future grants. In no event shall more than

    630,000 of the 1,400,000 additional shares authorized by this amendment and restatement be used for Awards other than Stock Options. For the avoidance of doubt, all of the shares of Stock available for delivery under Awards issued under the Plan immediately prior to the effective date of this restatement shall remain available for delivery under any type of Award granted under the Plan.

  (b)
  Shares to be Delivered.    Stock delivered under the Plan shall be authorized but unissued Stock, or if the Administrator so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

  (c)
  Section 162(m) Limits.    The maximum number of shares of Stock for which Stock Options may be granted to any person in any calendar year and the maximum number of shares of Stock subject to SARs granted to any person in any calendar year will each be 1,000,000. The maximum benefit that may be paid to any person under other Awards in any calendar year will be, to the extent paid in shares, 1,000,000 shares (or their value in dollars), and, with respect to any cash Award made in connection with a related Award pursuant to paragraph (vii) under the definition of "Award" in Appendix A, an amount not to exceed the amount necessary to defray in whole or in part the cost (including tax cost) of the related Award to the Participant. The Plan and Awards hereunder made to Covered Employees (as such term is defined in Section 162(m)) are intended to satisfy Section 162(m) and shall be construed in accordance with that intention.

6.     Eligibility and Participation.

        Persons eligible to receive Awards under the Plan shall be such Employees and Directors selected by the Administrator. Eligibility for ISOs is limited to Employees of the Company or of a "parent corporation" or a "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code.

7.     Terms and Conditions of Awards.

  (a)
  All Awards.

          (i)    Award Provisions.    The Administrator will determine the terms of all Awards, subject to the limitations provided herein.

          (ii)    Transferability.    No Award may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Award may be exercised only by him or her; provided, however, that the foregoing provisions shall not prohibit the transfer of an Award of Unrestricted Stock or, for periods after Restricted Stock ceases to be subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied, Restricted Stock.

          (iii)    Vesting, Etc.    An Award will vest or become exercisable at such time or times and upon such conditions as the Administrator shall specify. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of all or any part of an Award.

          (iv)    Taxes.    The Administrator will make such provision for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock (which in the case of Stock acquired from the Company shall have been owned by the Participant for such minimum time, if any, as the Administrator may determine) in satisfaction of tax withholding requirements (but not in excess of the minimum withholding required by law).

          (v)    Dividend Equivalents, Etc.    The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award.

          (vi)    Section 162(m).    Except as hereinafter provided, this Section 7(a)(vi) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m). In the case of any Performance Award to which this Section 7(a)(vi) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such Performance Awards, the Administrator will pre-establish, in writing, one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). The Performance Criteria so established shall serve as a condition to the grant, vesting or payment of the Performance Award, as determined by the Administrator. Prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the Performance Criteria have been attained and such determination will be final and conclusive. If the Performance Criteria with respect to the Award are not attained, no other Award will be provided in substitution of the Performance Award.

  (b)
  Awards Requiring Exercise.

          (i)    Time and Manner of Exercise of Awards.    Any exercise of an Award shall be in writing, signed by the proper person and furnished to the Company, accompanied by (A) such documents as may be required by the Administrator and (B) payment in full as specified below. A Stock Option shall be exercisable during such period or periods as the Administrator may specify. The latest date on which a Stock Option may be exercised shall be the Expiration Date.

          (ii)    Exercise Price.    The Exercise Price shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value at the time the Stock Option or SAR is granted; nor shall the Exercise Price be less, in the case of an original issue of authorized stock, than par value. No such Award, once granted, may be re-priced (which includes both a lowering of the Exercise Price and the cancellation of an outstanding Stock Option or SAR accompanied by the grant of a replacement Award of the same or a different type) other than in accordance with the applicable stockholder approval requirements of the New York Stock Exchange (or the rules of such other market in which the shares of the Company's stock then are listed). In no event shall the Exercise Price of an ISO granted to a ten-percent stockholder be less than 110% of the Fair Market Value at the time the Stock Option is awarded. For this purpose, "ten-percent stockholder" shall mean any Participant who at the time of grant owns directly, or by reason of the attribution rules set forth in Section 424(d) of the Code is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

          (iii)    Term.    The Administrator shall determine the term of each Stock Option and SAR, provided that in no event shall such term extend beyond the Expiration Date.

          (iv)    Payment of Exercise Price.    Stock purchased upon exercise of a Stock Option under the Plan shall be paid for as follows: (i) in cash, by check acceptable to the Administrator (determined in accordance with such guidelines as the Administrator may prescribe), or by money order payable to the order of the Company, or (ii) if so permitted by the Administrator, (A) through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six months unless the Administrator approves a shorter period) having a Fair Market Value on the last business day preceding the date of exercise equal to the exercise price,

  (B) through a broker-assisted exercise program acceptable to the Administrator, (C) by other means acceptable to the administrator or (D) by any combination of the foregoing permissible forms of payment; provided, that if the Stock delivered upon exercise of the Stock Option is an original issue of authorized Stock, at least so much of the Exercise Price as represents the par value of such Stock shall be paid other than with a personal check of the person exercising the Stock Option.

          (v)    Delivery of Stock.    A Participant shall not have the rights of a stockholder with regard to Awards under the Plan except as to Stock actually received by him or her under the Plan.

          The Company shall not be obligated to deliver any shares of Stock under the Plan (i) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iii) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, if the sale of Stock has not been registered under the Securities Act, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

          If an Award is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Award has been transferred by the Participant's will or the applicable laws of descent and distribution, the Administrator shall be under no obligation to deliver Stock pursuant to exercise until the Administrator is satisfied as to the authority of the person or persons exercising the Award.

          (vi)    ISOs.    In the case of an ISO, the Administrator may require as a condition of exercise that the Participant exercising the ISO agree to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise of the ISO.

  (c)
  Awards Not Requiring Exercise.

          Awards of Restricted Stock and Unrestricted Stock may be made in exchange for past services or other lawful consideration.

8.     Effect of Certain Transactions.

  (a)
  Mergers, Etc.

          Except as otherwise provided in an Award, in the event of a Covered Transaction in which there is an acquiring or surviving entity the following rules shall apply:

          (i)    Awards Other Than Stock Options.

            (A)  The Administrator may provide for the assumption of some or all outstanding Awards, or for the grant of new awards in substitution therefore, by the acquirer or survivor or an affiliate of the acquirer or survivor, in each case on such terms and subject to such conditions as the Administrator determines.

            (B)  In the absence of such an assumption or if there is no substitution, except as otherwise provided in the Award, each SAR and other Award requiring exercise (other than Stock Options) will become fully exercisable, and the delivery of shares of Stock issuable under each outstanding Award of Deferred Stock will be accelerated and such shares will be issued, prior to the Covered Transaction, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the issuance of the shares, as the case may be, to participate as a stockholder in the Covered Transaction, and the Award will terminate upon consummation of the Covered Transaction.

            (C)  In the case of Restricted Stock, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

          (ii)    Stock Options.

            (A)  Subject to paragraph 8(a)(ii)(B) below, all outstanding Stock Options will cease to be exercisable and will be forfeited (after any payment or other consideration deemed equitable by the Administrator for the termination of any vested portion of any Award is made), as of the effective time of the Covered Transaction; provided, that the Administrator may in its sole discretion on or prior to the effective date of the Covered Transaction, (1) make any outstanding Stock Options exercisable in part or in full, (2) remove any performance or other conditions or restrictions on any Stock Options, and/or (3) in the event of a Covered Transaction under the terms of which holders of the Stock of the Company will receive upon consummation thereof a payment (whether cash, non-cash or a combination of the foregoing) for each share of such Stock surrendered in the Covered Transaction, make or provide for a payment (whether cash, non-cash or a combination of the foregoing) to the Participant equal to the difference between (A) the Fair Market Value times the number of shares of Stock subject to outstanding Stock Options (to the extent then exercisable at prices not in excess of the Fair Market Value) and (B) the aggregate Exercise Price of all such outstanding Stock Options in exchange for the termination of such Stock Options.

            (B)  With respect to an outstanding Stock Option held by a Participant who, following the Covered Transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the Covered Transaction or an affiliate of such an entity, the Administrator may at or prior to the effective time of the Covered Transaction, in its sole discretion and in lieu of the action described in paragraph 8(a)(ii)(A) above, arrange to have such surviving or acquiring entity or affiliate assume any Stock Option held by such Participant outstanding hereunder or grant a replacement award which, in the judgment of the Administrator, is substantially equivalent to any Stock Option being replaced.

          (iii)    Other Situations.    The Administrator may grant Awards under the Plan in substitution for awards held by Employees and Directors of another corporation who concurrently become Employees or Directors of the Company or a subsidiary of the Company as the result of a merger or consolidation of that corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company or a subsidiary of the Company of property or stock of that corporation. The Company may direct that substitute Awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

  (b)
  Changes in and Distributions with Respect to the Stock.

          (i)    Basic Adjustment Provisions.    In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company's capital structure, the Administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 5(a) and to the maximum share limits described in Section 5(c), and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any

  Exercise Prices relating to Awards and any other provision of Awards affected by such change, whose determination will be binding on all persons.

          (ii)    Certain Other Adjustments.    To the extent consistent with qualification of ISOs under Section 422 of the Code and with the performance-based compensation rules of Section 162(m), where applicable, the Administrator may also make adjustments of the type described in paragraph (i) above to take into account distributions to stockholders other than those provided for in Section 8(a) and 8(b)(i), material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 8(a)), acquisition of stock or property, or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder.

9.     Termination of Employment.

        In the case of any Award, the Administrator may, through agreement with the Participant, (including, without limitation, any stockholder agreement of the Company to which the Participant is a party) resolution, or otherwise, provide for post-termination exercise provisions different from those expressly set forth in this Section 9, including without limitation the vesting immediately prior to termination of all or any portion of an Award not otherwise vested prior to termination, and terms allowing a later exercise by a former employee or director (or, in the case of a former employee or director who is deceased, the person or persons to whom the Award is transferred by will or the laws of descent and distribution) as to all or any portion of the Award not exercisable immediately prior to termination of Employment, but in no case may an Award be exercised after the Expiration Date. If the Administrator does not otherwise provide for such provisions and if a Participant's Employment terminates prior to the Expiration Date (including by reason of death) the following provisions shall apply:

  (a)
  All Stock Options and SARs held by the Participant immediately prior to the cessation of the Participant's Employment that are not vested immediately prior to the cessation of Employment shall automatically terminate upon such cessation of Employment.

  (b)
  To the extent vested immediately prior to cessation of Employment, the Stock Option or SAR shall continue to be vested and shall be exercisable thereafter during the period prior to the Expiration Date for 60 days following such cessation (120 days in the event that a Participant's service terminates by reason of death); provided, however, that if the Participant's Employment is terminated "for Cause" as defined herein, all unvested or unexercised Awards shall terminate immediately.

  (c)
  Except as otherwise provided in an Award, after completion of the exercise period described in paragraph (b) above, the Awards described in paragraph (b) above shall terminate to the extent not previously exercised, expired, or terminated.

        No Award requiring exercise shall be exercised or surrendered in exchange for a cash payment after the Expiration Date.

10.   Employment Rights.

        Neither the adoption of the Plan nor the grant of Awards shall confer upon any Participant any right to continue as an Employee or Director of the Company or any subsidiary or affect in any way the right of the Company or a subsidiary to terminate the Participant's relationship at any time. Except as specifically provided by the Administrator in any particular case, the loss of existing or potential profit on Awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Company to the Participant by contract or otherwise.

11.   Effect, Discontinuance, Cancellation, Amendment, and Termination.

        Neither adoption of the Plan nor the grant of Awards to a Participant shall affect the Company's right to make awards to such Participant that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or compensation arrangements under which Stock may be issued.

        The Administrator may at any time discontinue granting Awards under the Plan. With the consent of the Participant, the Administrator may at any time, subject to the limitations of the second sentence of Section 7(b)(ii), cancel an existing Award in whole or in part and grant another Award for such number of shares as the Administrator specifies. The Administrator may, but shall not be obligated to, at any time or times amend the Plan or any outstanding Award for the purpose of satisfying the requirements of Sections 409A and 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards; provided, that except to the extent expressly required by the Plan, no such amendment shall adversely affect the rights of any Participant (without his or her consent) under any Award previously granted, nor shall such amendment, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required under the listing standards of the New York Stock Exchange (or the rules of such other market in which the shares of the Company's Stock then are listed) or in order for the Plan to continue to qualify for the Award of incentive stock options under Section 422 of the Code.

EXHIBIT A

Definition of Terms

        The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

        "Administrator":    The committee of the Board, consisting of two of more Directors, all of whom shall be "non-employee Directors" within the meaning of Rule 16b-3 under the 1934 Act and "outside Directors" within the meaning of Section 162(m). In addition, membership of the committee shall satisfy such independence or other requirements as may be imposed by the rules of the New York Stock Exchange (or the rules of such other market in which the shares of the Company's Stock then are listed). The Administrator may delegate ministerial tasks to such persons as it deems appropriate.

        "Affiliate":    Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

        "Award":    Any or a combination of the following:

  (i)
  Stock Options;

  (ii)
  SARs;

  (iii)
  Restricted Stock;

  (iv)
  Unrestricted Stock;

  (v)
  Deferred Stock;

  (vi)
  Performance Awards; and

  (vii)
  Grants of cash made in connection with other Awards in order to help defray in whole or in part the cost (including tax cost) of the Award to the Participant.

        "Board":    The Board of Directors of the Company.

        "Cause":    The Board's determination, in its reasonable judgment, that any one or more of the following has occurred:

  (i)
  the Participant shall have been convicted of, or shall have pleaded guilty or nolo contendere to, any felony or any crime involving dishonesty or moral turpitude;

  (ii)
  the Participant shall have committed any fraud, theft, embezzlement, misappropriation of funds, breach of fiduciary duty or act of dishonesty;

  (iii)
  the Participant shall have breached in any material respect any of the provisions of any agreement between the Participant and the Company or an Affiliate;

  (iv)
  the Participant shall have engaged in conduct likely to make the Company or any of its Affiliates subject to criminal liabilities other than those arising from the Company's normal business activities; or

  (v)
  the Participant shall have willfully engaged in any other conduct that involves a breach of fiduciary obligation on the part of the Participant or otherwise could reasonably be expected to have a material adverse effect upon the business, interests or reputation of the Company or any of its Affiliates.

        "Code":    The U.S. Internal Revenue Code of 1986, as from time to time amended and in effect, or any successor statute as from time to time in effect.

        "Company":    Carter's, Inc., a Delaware corporation.

        "Covered Transaction":    Except as otherwise specifically provided in an Award Agreement, any of (i) a consolidation, merger, or similar transaction or series of related transactions in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding voting stock by a single person or entity or by a group of persons and/or entities acting in concert, or (ii) a sale or transfer of all or substantially all the Company's assets.

        "Deferred Stock":    An unfunded and unsecured promise to deliver Stock or other securities in the future on specified terms.

        "Employee":    Any person who is employed by the Company or an Affiliate.

        "Employment":    A Participant's employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 6 to the Company or its Affiliates. If a Participant's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant's Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates.

        "Exercise Price":    The price at which a share of Stock may be purchased under a Stock Option or the value an increase above which may allow Stock to be purchased under a SAR.

        "Expiration Date":    In the case of an Award requiring exercise, the date which is ten years (five years in the case of an ISO granted to anyone other than a "ten percent stockholder" as defined in Section 7(b)(ii)) from the date the Award was granted or such earlier date as may be specified by the Administrator at the time the Award is granted.

        "Fair Market Value":    The value of one share of Stock, determined as follows:

  (i)
  if the Stock is listed on a national securities exchange (such as the New York Stock Exchange) or is quoted on The NASDAQ Stock Market ("NASDAQ"), the closing price of a share of Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by NASDAQ, as the case may be;

  (ii)
  if the Stock is not listed on a national securities exchange or quoted on NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for a share of the Stock on the relevant date (or, if such date is not a business day or a day on which the quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent date for which such quotations are reported; and

  (iii)
  if, on the relevant date, the Stock is not publicly traded or reported as described in (i) or (ii) above, the value determined in good faith in accordance with such reasonable valuation method as the Administrator may determine.

        "ISO":    A Stock Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code. Each Stock Option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive stock option unless, as of the date of grant, it is expressly designated as an ISO.

        "Participant":    A person who is granted an Award under the Plan.

        "Performance Award":    An Award subject to Performance Criteria. The Administrator in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

        "Performance Criteria":    Specified criteria the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion measure and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss.

        "Plan":    The Carter's, Inc. 2003 Amended and Restated Equity Incentive Plan, from time to time amended and in effect.

        "Restricted Stock":    An Award of Stock for so long as the Stock remains subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

        "Section 162(m)":    Section 162(m) of the Code.

        "SARs":    Rights entitling the holder upon exercise to receive Stock equal in value to the excess of the Fair Market Value of the shares of Stock subject to the right over the Fair Market Value of such shares of Stock on the date of grant.

        "Securities Act":    The Securities Act of 1933, as amended.

        "Stock":    Common Stock of the Company, par value $.01 per share.

        "Stock Options":    Options entitling the recipient to acquire shares of Stock upon payment of the exercise price.

        "Unrestricted Stock":    An Award of Stock not subject to any restrictions under the Plan.

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APPENDIX A
EXHIBIT A